SCHEDULE 14A
                                 (Rule 14a-101)
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                      [ ]  Confidential, For Use of the Commission
                                                           Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting  Material Under Rule 14a-12


                           FIRST NATIONAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)      Title of each class of securities to which transaction applies:
                ................................................................
       (2)      Aggregate number of securities to which transaction applies:
                ................................................................
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ................................................................
       (4)      Proposed maximum aggregate value of transaction:
                ................................................................
       (5)      Total fee paid:
                ................................................................

[ ]    Fee paid previously with preliminary materials:
       ........................................................................

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1)      Amount previously paid:
                ................................................................
       (2)      Form, Schedule or Registration Statement No.:
                ................................................................
       (3)      Filing Party:
                ................................................................
       (4)      Date Filed:
                ................................................................

                           FIRST NATIONAL CORPORATION
                              112 West King Street
                            Strasburg, Virginia 22657





Dear Stockholders:

         You are cordially invited to attend the Annual Meeting of Stockholders of First National Corporation ("First National"), which will be held on Tuesday, April 3, 2001, at 11:00 a.m., at the Travelodge, 160 Front Royal Pike, Winchester, Virginia.

         At the Meeting, you will be asked to approve a proposed amendment to First National's Articles of Incorporation to create a classified Board of Directors with staggered three year terms. In addition, you will be asked to elect 11 directors to the Board of Directors.

         Whether or not you plan to attend in person, it is important that your shares be represented at the meeting. Please complete, sign, date and return promptly the form of proxy that is enclosed in the envelope provided in this mailing. If you later decide to attend the Meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the Meeting, you may do so and your proxy will have no further effect.

         The Board of Directors and management of First National appreciate your continued support and look forward to seeing you at the Annual Meeting.

                                             Sincerely yours,

                                             /s/ HARRY S. SMITH

                                             HARRY S. SMITH
                                             President and
                                             Chief Executive Officer


Strasburg, Virginia
March 2, 2001

                           FIRST NATIONAL CORPORATION
                              112 West King Street
                            Strasburg, Virginia 22657



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on April 3, 2001


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of First National Corporation ("First National") will be held at the Travelodge, 160 Front Royal Pike, Winchester, Virginia, on April 3, 2001, at 11:00 a.m., for the following purposes:

         (1) To approve a proposed amendment to First National's Articles of Incorporation to create a classified Board of Directors with staggered three year terms;

         (2)      To elect 11 directors to the Board of Directors; and

         (3) To transact such other business as may properly come before the Annual Meeting. Management is not aware of any other business, other than procedural matters incident to the conduct of the Annual Meeting.

         If stockholders approve the proposed amendment to First National's Articles of Incorporation to create a classified Board of Directors with staggered three year terms, the directors that the stockholders elect to the Board of Directors will serve for staggered terms, as disclosed in the Proxy Statement. If stockholders do not approve the proposed amendment, the directors that the stockholders elect to the Board of Directors will serve for a term of one year, or until their respective successors are elected and qualified.

         The Board of Directors has fixed the close of business on February 20, 2001, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.

                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         /s/ Douglas C. Arthur

                                         Douglas C. Arthur
                                         Secretary

Strasburg, Virginia
March 2, 2001

                           FIRST NATIONAL CORPORATION


                                 PROXY STATEMENT



                         ANNUAL MEETING OF STOCKHOLDERS
                                  April 3, 2001


                               GENERAL INFORMATION

         This Proxy Statement is furnished to holders of common stock, $5.00 par value per share ("Common Stock"), of First National Corporation ("First National") in connection with the solicitation of proxies by the Board of Directors (the "Board") of First National to be used at the Annual Meeting of Stockholders to be held on April 3, 2001 at 11:00 a.m. at the Travelodge, 160 Front Royal Pike, Winchester, Virginia, and any adjournment thereof (the "Annual Meeting").

         The principal executive offices of First National are located at 112 West King Street, Strasburg, Virginia. The approximate date on which this Proxy Statement, the accompanying proxy card and Annual Report to Stockholders (which is not part of First National's soliciting materials) are being mailed to First National's stockholders is March 2, 2001. The cost of soliciting proxies will be borne by First National.

         The proxy solicited hereby, if properly signed and returned to First National and not revoked prior to its use, will be voted in accordance with the instructions contained thereon. If no contrary instructions are given, each proxy received will be voted "for" the proposals described herein. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing written notice thereof with the Secretary of First National (Douglas C. Arthur, Secretary, First National Corporation, 112 West King Street, Strasburg, Virginia 22657); (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting or at any adjournment thereof and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

         Only stockholders of record at the close of business on February 20, 2001 (the "Record Date") will be entitled to vote at the Annual Meeting. On the Record Date, there were 790,031 shares of Common Stock issued and outstanding and approximately 720 record holders. Each share of Common Stock is entitled to one vote at the Annual Meeting. First National had no other class of equity securities outstanding at the Record Date.

         Unless authority is withheld in the proxy, each proxy executed and returned by a stockholder will be voted for the proposed amendment to First National's Articles of Incorporation and the election of the nominees described in this Proxy Statement. The proxy also confers discretionary authority upon the persons named therein, or their substitutes, with respect to any other matter that may properly come before the Annual Meeting.

                                  PROPOSAL ONE

                     AMENDMENT TO ARTICLES OF INCORPORATION

General Information on the Amendment

         The Board has unanimously approved and recommended that the stockholders of First National approve an amendment to First National's Articles of Incorporation. The proposed amendment provides for the classification of the Board into three classes of directors with staggered terms of office (the "Amendment"). A copy of the Amendment is attached to this Proxy Statement as Exhibit A.

         Virginia law permits First National to include a provision in its Articles of Incorporation that provides for a classified board of directors with staggered three year terms. Absent such a provision, Virginia law provides that all directors serve a one year term and until their successors are duly elected and qualified. The proposed classified board amendment to First National's Articles of Incorporation would provide that directors will be classified into three classes, as nearly equal in number as possible. The initial terms of one class will expire at First National's 2002 annual meeting, the initial terms of the second class will expire at First National's 2003 annual meeting, and the initial terms of the third class will expire at First National's 2004 annual meeting. At each Annual Meeting following this initial classification and election, the successors to the class of directors whose terms expire at that meeting would be elected for a term of office to expire at the third succeeding Annual Meeting after their election, and until their successors have been duly elected and qualified. Under Virginia law, directors chosen to fill vacancies on the classified board would hold office until the next stockholders meeting at which directors were elected, even if a new director was filling an unexpired term in a class with more than one year remaining in its term.

         If the classified board proposal is adopted, the election procedure described above would be applicable to every election of directors. If the proposed amendment to create a classified board is not adopted by stockholders, 11 directors will be elected to serve a one-year term until First National's 2002 Annual Meeting of Stockholders. First National's Articles of Incorporation do not authorize cumulative voting for directors, and the proposed amendments would not change the requirement that any directors standing for reelection must be elected by a plurality of votes cast.

         The proposal is not intended as a takeover-resistive measure in response to a specific threat, but rather is being recommended to assure fair treatment of First National's stockholders in takeover situations. Although the Board may review other possible anti-takeover programs, the Board has no present intention of proposing additional amendments to the Articles of Incorporation that would affect the ability of a third party to change control of First National.

Advantages of the Amendment

         The Board has observed that certain tactics, including the accumulation of substantial stock positions as a prelude to an attempted takeover or significant corporate restructuring, have become relatively common in corporate takeover practice. The Board is of the opinion that such tactics can be highly disruptive to a company and can result in dissimilar treatment of a company's stockholders. The Amendment will, by making it more time consuming and difficult for a substantial stockholder or stockholders to gain control of the Board without its consent, ensure some continuity in the management of the business and affairs of First National and provide the Board with sufficient time to review both takeover proposals and appropriate alternatives. The Board also believes that the Amendment will serve to encourage any person intending to attempt a takeover to negotiate in advance with the Board, which in turn would allow the Board to protect better the interests of First National's stockholders.

Disadvantages of the Amendment

         Stockholders should be aware that the proposed classified board will extend the time required to effect a change in control of the Board and may discourage hostile takeover bids for First National, even if such a bid might be deemed by stockholders to be in their best interests. If stockholders approve the Amendment, it will take at least two annual meetings for a majority of stockholders to effectuate a change in control of the Board. Currently, a majority of stockholders could effectuate a change in control of the Board at one stockholder meeting. Because of the additional time required to change control of the Board, and the limitation on the removal of directors, the Amendment will tend to perpetuate present management. The Board also believes that the Amendment (i) will significantly reduce the possibility that a third party could affect a sudden or surprise change in majority control of the Board without the support of the incumbent Board, and (ii) will have significant effects on the ability of First National's stockholders to cause immediate changes in the composition of the Board and otherwise to exercise their voting power to affect the composition of the Board.

         In addition, since the Amendment is designed to discourage accumulations of large blocks of Common Stock by purchasers whose objective is to have such stock repurchased by First National at a premium, adoption of the Amendment could tend to reduce any temporary fluctuations in the market price of the Common Stock that are caused by such accumulations. Accordingly, stockholders could be deprived of certain opportunities to sell their stock at a temporarily higher market price. Because the Amendment will increase the amount of time required for a takeover bidder to obtain control of First National without the cooperation of the Board, even if the takeover bidder were to acquire a majority of First National's outstanding stock, a classified board may tend to discourage certain tender offers that would otherwise allow stockholders the opportunity to realize a premium over the market price of their stock. The Amendment will also make it more difficult for First National's stockholders to change the composition of the Board even if the stockholders believe such a change would be desirable based on the performance of directors and First National.

Vote Required to Approve Amendments

         Under Virginia law, any amendment to the Articles of Incorporation must be approved by more than two-thirds of the votes entitled to be cast on the amendment. As a result, the affirmative vote of two-thirds of the outstanding shares of Common Stock is required to approve the Amendment. Abstentions and broker non-votes will not be considered a vote for, or a vote against, a director.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO CREATE A CLASSIFIED BOARD OF DIRECTORS WITH STAGGERED THREE YEAR TERMS.


                                  PROPOSAL TWO

                              ELECTION OF DIRECTORS

Election of Directors

         There are currently 11 directors serving on the Board, and 11 directors are to be elected at the Annual Meeting to serve until the election and qualification of their respective successors. If the Amendment is approved, the Board of Directors will be divided into three classes, as such directors are elected at the Annual Meeting. The initial terms of one class will expire at First National's 2002 annual meeting, the initial terms of the second class will expire at First National's 2003 annual meeting, and the initial terms of the third class will expire at First National's 2004 annual meeting. Commencing with the 2002 annual meeting, directors will be elected to serve for three year terms and until their successors are duly elected and qualified. The following table sets forth the composition of the board of directors following the approval of the Amendment.

        Class I                     Class II                    Class III
(Term Expiring in 2002)      (Term Expiring in 2003)     (Term Expiring in 2004)

    Noel M. Borden              Douglas C. Arthur            Byron A. Brill
 Elizabeth H. Cottrell       Charles E. Maddox, Jr.       Christopher E. French
    James A. Davis              Henry L. Shirkey            W. Allen Nicholls
                               Alson H. Smith, Jr.           Harry S. Smith

          If the Amendment is not approved, all 11 nominees to serve as directors will be nominated and elected to serve for a one year term.

         Proxies distributed in conjunction herewith may not be voted for persons other than the nominees named thereon. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee or nominees recommended by the Board. At this time, the Board knows no reason why any of the nominees listed below may not be able to serve as a director if elected. In the election of directors, those receiving the greatest number of votes will be elected even if they do not receive a majority. Abstentions and broker non-votes will not be considered a vote for, or a vote against, a director.


Nominees

         There is set forth hereafter the name of each nominee and, as to each of the nominees, certain information including age and principal occupation as of February 1, 2001. The date shown for first election as a director in the information below represents the year in which the nominee or continuing director was first elected to the Board of First National or previously to the Board of First Bank (the "Bank"). Unless otherwise indicated, the business experience and principal occupations shown for each nominee or continuing director has extended five or more years.

Douglas C. Arthur, 58, has been a director since 1972.
         Mr. Arthur is Vice Chairman and Secretary of the Board of First National and Vice Chairman and Secretary of the Board of the Bank. He is the senior and business partner in Arthur and Allamong, a general practice law firm with locations in Strasburg and Front Royal, Virginia. Mr. Arthur has been engaged in the practice of law since 1970. He is a director of Shenandoah Telecommunications Company. Mr. Arthur also serves on the Shenandoah County School Board.

Noel M. Borden, 64, has been a director since 1962.
         Mr. Borden has served as the Chairman of the Board of First National and Chairman of the Board of the Bank since 1986. Mr. Borden is currently retired and was President of H.L. Borden Lumber Co., a building supply company located in Strasburg, Virginia, from 1960 to 2000. He also is a director and Vice President of Shenandoah Telecommunications Company.

Byron A. Brill, 53, has been a director since 1980.
         Dr. Brill is a periodontist who has been in practice since 1975.

Elizabeth H. Cottrell, 50, has been a director since 1992.
         Mrs. Cottrell is owner of Riverwood Technologies, a technical writing and desktop publishing concern, and has held that position since 1992.

James A. Davis, 55, has been a director since 1998.
         Dr. Davis is President of Shenandoah University located in Winchester, Virginia, a position that he has held since 1982. Dr. Davis is a member of the Board of Directors of the Winchester Medical Center, Chairman of the Board of Directors of Westminster Canterbury and former member of the Virginia House of Delegates.

Christopher E. French, 42, has been a director since 1996.
         Mr.  French has served as  President of  Shenandoah  Telecommunications
         Company,  a  telecommunications   company  headquartered  in  Edinburg,
         Virginia, since 1988. He is also a director of that company.

Charles E. Maddox, Jr., 54, has been a director since 1996.
         Mr. Maddox is Principal Engineer of G. W. Clifford & Associates for western Virginia, West Virginia and Maryland operations. Mr. Maddox is on the Board of Trustees of Shenandoah University and also serves as the Chairman of the Shenandoah County Economic Development Partnership.

W. Allen Nicholls, 54, has been a director since 1987.
         Mr. Nicholls is President of Nicholls Construction, Inc., a home builder located in Front Royal, Virginia, a position that he has held for 30 years.

Henry L. Shirkey, 58, has been a director since 1994.
         Mr. Shirkey is a customer service representative with Holtzman Oil Corp., an oil jobber, a position that he has held since 1993. Mr. Shirkey was previously a banker in Shenandoah County with Farmers Bank, Dominion Bank and First Union Bank and was involved in all phases of community bank management for 33 years until his retirement.

Alson H. Smith, Jr., 73, has been a director since 1998.
         Mr. Smith is Chairman of the Board of Shenandoah Foods, Inc., located in Winchester, Virginia. Mr. Smith retired from the Virginia House of Delegates after 20 years of service. Mr. Smith is a member of the Boards of Directors of Shenandoah University, the Durell Foundation and the Virginia Environmental Endowment.

Harry S. Smith, 47, has been a director since 2000.
         Mr. Smith has been President and CEO of First National and the Bank since June 3, 1998. Prior to that date, Mr. Smith was Vice President and Secretary of First National and Executive Vice President, Secretary and Cashier of the Bank since 1985.


         THE BOARD OF DIRECTORS RECOMMENDS THAT THE NOMINEES BE ELECTED AS DIRECTORS.

                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

Security Ownership of Management

         The following table sets forth information as of February 1, 2001, regarding the number of shares of Common Stock beneficially owned by all directors and nominees, by the executive officer named in the Summary Compensation Table herein and by all directors and executive officers as a group. Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of the director or executive officer living in such person's home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in himself at once or at some future time, plus shares held in certain trust relationships which may be deemed to be beneficially owned by the nominees under the rules and regulations of the Securities and Exchange Commission (the "SEC"); however, the inclusion of such shares does not constitute an admission of beneficial ownership.

          Name                               Beneficially Owned (1)      Percent of Class
          ----                               ----------------------      ----------------
         Douglas C. Arthur                            4,225                      *
         Noel M. Borden                              13,902 (2)                1.76%
         Byron A. Brill                              13,528                    1.71%
         Elizabeth H. Cottrell                        1,548 (2)                  *
         James A. Davis                                 594                      *
         Christopher E. French                        4,601                      *
         Charles E. Maddox, Jr.                       1,913                      *
         W. Allen Nicholls                              567                      *
         Henry L. Shirkey                               325                      *
         Alson H. Smith, Jr.                            275                      *
         Harry S. Smith                               1,586 (2)                  *

         All executive officers and
           directors as a group (15 persons)         41,250                    5.22%

______________
          * Indicates that holdings amount to less than 1% of the issued and outstanding Common Stock.

         (1) For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within 60 days.
         (2) Amounts presented include 1,000 shares of Common Stock held in the First National Corporation Employee Stock Ownership Plan and Trust (the "ESOP"). Ms. Cottrell and Messrs. Borden and Smith serve as trustees of the ESOP and have certain voting and dispositive powers with respect to such shares.

Security Ownership of Certain Beneficial Owners

         The following table sets forth certain information as to those persons believed by management to be beneficial owners of more than 5% of the outstanding shares of Common Stock as of February 1, 2001.

         Name and Address             Amount and Nature of
         of Beneficial Owner          Beneficial Ownership      Percent of Class
         -------------------          --------------------      ----------------

         James L. Bowman                     72,634                   9.15%
         P.O. Box 6
         Stephens City, Virginia

        ________________________

         (1) For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Exchange Act, under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within 60 days.


The Board of Directors and its Committees

         Meetings of the Board are held twice each month, and there is also an organizational meeting following the conclusion of each Annual Meeting of Stockholders. The Board held 24 meetings in the year ended December 31, 2000.
For the year ended December 31, 2000, none of First National's directors attended fewer than 75% of the aggregate number of Board meetings and meetings of committees of which the respective directors are members during their term.

         The Board has an Audit Committee and a Personnel and Benefits Committee. There is no Nominating Committee.

         The Audit Committee consists of Messrs. Arthur, French, Davis and Shirkey and Mrs. Cottrell. The responsibilities of the Audit Committee are discussed below under "Audit Information." The Audit Committee met five times during the year ended December 31, 2000.

         The Personnel and Benefits Committee, which reviews and recommends the levels and types of compensation of officers and employees, is composed of Mrs. Cottrell and Messrs. Arthur, Borden, Davis and French. The Personnel and Benefits Committee met 11 times during the year ended December 31, 2000.

          The Bank has a loan policy committee, which makes all determinations with respect to the loan policies of the Bank. Loans that require approval authority above the management level of the Bank, however, are approved by the Board as a whole.


Executive Officers Who Are Not Directors

          Dennis A. Dysart (age 29) has served as Senior Vice President of Administration since 1999 and had previously served as the Vice President of Operations since 1996. He has been employed by the Bank since 1993.

          J. Andrew Hershey (age 47) has served as Senior Vice President - Loan Administrator since April 2000 and had previously served as Vice President and Business Development Officer since 1998. Mr. Hershey was been in the banking industry for over 23 years, most recently with Jefferson National Bank and Wachovia Bank.

          John Norton (age 53) has served as Vice President - Human Resources and Marketing since April 2000 and had previously served as Director of Human Resources and Marketing since 1998. Prior to joining the Bank, Mr. Norton was a management consultant in private practice for six years and an army officer for 23 years.

          Stephen C. Pettit (age 58) has served as Controller and Chief Financial Officer of First National and Senior Vice President and Controller of the Bank since 1999. Mr. Pettit was in practice as a Certified Public Accountant from 1993 until 1999. Prior to 1993, he had served as a Vice President and Manager of Accounting with a regional bank for ten years.


Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires First National's directors and executive officers, and any persons who own more than 10% of the outstanding shares of Common Stock, to file with the SEC reports of ownership and changes in ownership of Common Stock. Officers and directors are required by SEC regulations to furnish First National with copies of all Section 16(a) forms that they file. Based solely on review of the copies of such reports furnished to First National or written representation that no other reports were required, First National believes that, during fiscal year 2000, all filing requirements applicable to its officers and directors were satisfied.


                                  REMUNERATION

Summary of Cash and Certain Other Compensation

         The following table shows, for the fiscal years ended December 31, 2000, 1999 and 1998, the cash compensation paid by the Bank, as well as certain other compensation paid or accrued for those years, to the named Executive Officer in all capacities in which he served. The named Executive Officer does not receive any compensation from First National.

                           SUMMARY COMPENSATION TABLE

                                          Annual Compensation                      Long Term Compensation
                                          -------------------                      ----------------------
                                                                               Securities
      Name and                                              Other Annual       Underlying           All Other
 Principal Position       Year   Salary ($)    Bonus ($)  Compensation ($)     Options (#)     Compensation ($)(a)
------------------------------------------------------------------------------------------------------------------
Harry S. Smith            2000     120,000        -0-         12,000 (c)           -0-               3,960
President and CEO (b)     1999     110,000        -0-         12,000 (c)           -0-               3,660
                          1998      95,000       2,500            *                -0-               3,047

__________________
* The value of perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of total annual salary and bonus.
(a) "All Other Compensation" represents matching contributions by First National in its 401(k) Plan.
(b) Mr. Smith became President and CEO of First National and the Bank on June 3, 1998. Prior to that date, Mr. Smith was Vice President and Secretary of First National and Executive Vice President, Secretary and Cashier of the Bank
(c) Amounts presented represent an allowance for automobile and related expenses.

Stock Options

         First National does not have a stock option plan, and no stock options were granted to, or exercised by, the named Executive Officer during the fiscal year ended December 31, 2000. There are no stock options currently outstanding.


Directors' Fees

         Directors received monthly fees of $500 and $350 for each meeting of the Board attended during 2000. The Chairman of the Board received monthly fees of $650 and $350 for each meeting of the Board attended, and the Vice Chairman of the Board received monthly fees of $550 and $350 for each meeting of the Board attended. Harry S. Smith, President and CEO of First National, does not receive monthly fees for his service on the Board.


Indebtedness of Management

         No loans to directors or officers involve more than the normal risks of collectibility or present other unfavorable features. None of the loans was non-accrual, past-due, restricted or potential problem loans, as of January 31, 2001. All such loans were originated on substantially the same terms, including interest rates, as those prevailing at the time for comparable transactions with other persons.


                                AUDIT INFORMATION

         The Board of Directors has adopted a written charter for the Audit Committee that is set forth in Exhibit B to this Proxy Statement. The five members of the Audit Committee are independent as that term is defined in the listing standards of the National Association of Securities Dealers.

                     Fees of Independent Public Accountants

Audit Fees

         The aggregate amount of fees billed by Yount, Hyde & Barbour, P.C. for professional services rendered for the audit of First National's annual financial statements for the fiscal year ended December 31, 2000, and the review of the financial statements included in First National's Quarterly Reports on Form 10-Q for that fiscal year was $35,987.

Financial Information System Design and Implementation Fees

         There were no fees billed by Yount, Hyde & Barbour, P.C. for professional services rendered to First National for the fiscal year ended December 31, 2000, for the design and implementation of financial information systems.

All Other Fees

         The aggregate amount of fees billed by Yount, Hyde & Barbour, P.C. for all other non-audit services rendered to First National for the fiscal year ended December 31, 2000 was $50,273.

                                Leased Employees

         Yount, Hyde & Barbour, P.C. has informed First National that none of the hours expended on its engagement to audit First National's financial statements for the fiscal year ended December 31, 2000, was attributed to work performed by persons other than full time, permanent employees.

                             Audit Committee Report

         Management is responsible for First National's internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The independent auditor is responsible for performing an independent audit of First National's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

         In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from First National and its management. Moreover, the Audit Committee has considered whether the independent auditor's provision of other non-audit services to First National is compatible with maintaining the auditor's independence.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in First National's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission. By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

                                           Audit Committee
                                                Douglas C. Arthur, Chairman
                                                Elizabeth H. Cottrell
                                                James A. Davis
                                                Christopher E. French
                                                Henry L. Shirkey

Strasburg, Virginia
February 7, 2001

                  Appointment of Independent Public Accountants

         The Board of Directors has appointed Yount, Hyde & Barbour, P.C. to perform the audit of First National's financial statements for the year ending December 31, 2001. Yount, Hyde & Barbour, P.C. has acted as First National's and the Bank's auditors for the past 14 years and has reported on financial statements during that period. Representatives from Yount, Hyde & Barbour, P.C. are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions from stockholders.


                              STOCKHOLDER PROPOSALS

         Any proposal that a stockholder wishes to have presented at the next annual meeting of stockholders must be received no later than November 2, 2001. If such proposal complies with all of the requirements of Rule 14a-8 of the Exchange Act, it will be included in the Proxy Statement and set forth in the form of proxy issued for the next Annual Meeting of Stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.
First National's receipt of notice of a stockholder's intent to submit a proposal at the next Annual Meeting of Stockholders outside the requirements of Rule 14a-8 after January 16, 2002 will be considered untimely.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

         A copy of First National's Annual Report to Stockholders for the year ended December 31, 2000 accompanies this Proxy Statement. Additional copies may be obtained by written request to the Secretary of First National at the address indicated below. The Annual Report is not part of the proxy solicitation materials.

         UPON RECEIPT OF A WRITTEN REQUEST OF ANY PERSON WHO, ON THE RECORD DATE, WAS RECORD OWNER OF SHARES OF COMMON STOCK OR WHO REPRESENTS IN GOOD FAITH THAT HE OR SHE WAS ON SUCH DATE THE BENEFICIAL OWNER OF SHARES OF COMMON STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS, FIRST NATIONAL WILL FURNISH TO SUCH PERSON, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 AND ITS QUARTERLY REPORTS ON FORM 10-Q AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SEC UNDER THE EXCHANGE ACT. ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO HARRY S. SMITH, PRESIDENT, FIRST NATIONAL CORPORATION, 112 WEST KING STREET, STRASBURG, VIRGINIA 22657. THE ANNUAL REPORT ON FORM 10-K AND THE QUARTERLY REPORTS ON FORM 10-Q ARE NOT PART OF THE PROXY SOLICITATION MATERIALS.


                                  OTHER MATTERS

         The Board of Directors of First National is not aware of any other matters that may come before the Annual Meeting. However, the proxies may be voted with discretionary authority with respect to any other matters that may properly come before the Annual Meeting.

                                                                       Exhibit A


                              PROPOSED AMENDMENT TO
                            ARTICLES OF INCORPORATION


         RESOLVED, that the Articles of Incorporation shall be amended by deleting section 5 of the Articles of Incorporation in its entirety and substituting therefor the following:

                  Commencing with the 2001 annual meeting of shareholders, the directors shall be divided, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, with the term of office of the first class, which will consist of Noel M. Borden, Elizabeth H. Cottrell and James A. Davis, to expire at the 2002 annual meeting of shareholders, the term of office of the second class, which will consist of Douglas C. Arthur, Charles
         E. Maddox, Jr., Henry L. Shirkey and Alson H. Smith, Jr., to expire at the 2003 annual meeting of shareholders, and the term of office of the third class, which will consist of Byron A. Brill, Christopher E. French, W. Allen Nicholls and Harry S. Smith, to expire at the 2004 annual meeting of shareholders, with each director to hold office until his successor shall have been duly elected and qualified. At each annual meeting of shareholders commencing with the 2002 annual meeting of shareholders, directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of shareholders after their election, with each director to hold office until his successor shall have been duly elected and qualified.

                                                                       Exhibit B

                           FIRST NATIONAL CORPORATION

                             AUDIT COMMITTEE CHARTER
                             -----------------------

The Board of Directors of First National Corporation, hereby constitutes and establishes an Audit Committee with authority, responsibility, and specific duties as described below.

                                   Composition
                                   -----------

The First National Corporation Audit Committee serves as the audit committee for the corporation and subsidiaries. The Audit Committee shall be comprised of five
(5) Directors who are independent of management and operating executives. One of the members shall be appointed Committee Chairman by the Audit Committee.

                                    Authority
                                    ---------

The Audit Committee is granted the authority to investigate any activity of the Company, and all employees are directed to cooperate as requested by members of the Committee. The Committee is empowered to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibility.

                                 Responsibility
                                 --------------

The Audit Committee is to serve as a focal point for communication between noncommittee directors, the independent accountants, internal audit, and First National Corporation, Inc.'s management, as their duties relate to financial accounting, reporting, and controls. The Audit Committee is to assist the Board of Directors in fulfilling its fiduciary responsibilities as to accounting policies and reporting practices of First National Corporation and all subsidiaries and the sufficiency of auditing relative thereto. It is to be the Board's principal agent in assuring the independence of the Corporation's outside accountants, the integrity of management, and the adequacy of disclosures to stockholders. The opportunity for the independent accountants to meet with the entire Board as needed is not to be restricted.

                                    Meetings
                                    --------

The Audit Committee is to meet at least twice annually and as many additional times as necessary as determined by the committee Chairman and Senior Vice President/Controller.

                                   Attendance
                                   ----------

Members of the Audit Committee are expected to be present at all meetings. As necessary or desirable, the Chairman may request that members of management, the Senior Vice President/Controller, and representatives of the independent accountants be present at meeting of the Committee.

                                Agenda & Minutes
                                ----------------

Advance agenda material and minutes of each meeting are to be prepared by the Senior Vice President/Controller and sent to Committee members. The Secretary to First National Corporation shall serve as Secretary of the Committee and maintain minutes and agenda material for permanent filing. The Senior Vice President/Controller will provide to the Committee copies of audit reports and corresponding replies for all audits completed since the previous Audit Committee meeting. Reports of Audit Committee meetings will also be provided to the Committee.

                                 Specific Duties

The Audit Committee is to:

1. Inform the independent accountants and management that the accountants and the Committee may communicate directly with each other; and the Committee Chairman may call a meeting whenever he deems it necessary.

2. Review with the Company's management, independent accountants, and Senior Vice President/Controller, the Company's general policies and procedures to reasonably assure the adequacy of internal accounting and financial reporting controls.

3. Have familiarity, through the individual efforts of its members, with the accounting and reporting principles and practices applied by the Company in preparing its financial statements. Further, the Committee is to make, or cause to be made, all necessary inquiries of management and the independent accountants concerning established standards of corporate conduct and performance, and deviations therefrom.

4. Review, prior to the annual audit, the scope and general extent of the independent accountants' audit examination, including their engagement letter. The auditor's fee is to be arranged with management and annually summarized for Committee review. The Committee's review should entail an understanding from the independent accountant of the factors considered by the accountant in determining the audit scope, including:

               o   Industry and business risk characteristics of the Company.

               o   External reporting requirements.

               o   Materiality   of  the  various   segments  of  the  Company's
                   activities.

               o   Quality of internal accounting controls.

               o   Extent  of   involvement  of  Internal  Audit  in  the  audit
                   examination.

               o   Other areas to be covered during the audit engagement.

5. Review the extent of nonaudit services provided by the independent accountants in relation to the objectivity needed in the audit.

6. Review with management and the independent accountants, upon completion of their audit, financial results for the year prior to their release to the public. This review is to encompass:

               o The Company's Annual Report to Shareholders and Form 10-K, including the financial statements, and supplemental disclosures required by generally accepted accounting principles and the Securities and Exchange Commission.

               o Significant transactions which are not a normal part of the Company's operations.

               o Changes, if any, during the year in the Company's accounting principles or their application.

               o   Significant   adjustments   proposed   by   the   independent
                   accountants.

7. Evaluate the cooperation received by the independent accountants during their audit examination, including their access to all requested records, data, and information. Also, elicit the comments of management regarding the responsiveness of the independent accountants to the Company's needs. Inquire of the independent accountants whether there have been any disagreements with management which if not satisfactorily resolved would have caused them to issue a nonstandard report on the Company's financial statements.

8. Discuss with the independent accountants the quality of the company's financial and accounting personnel, and any relevant recommendations (including those in their "letter of comments and recommendations"). Topics to be considered during this discussion include improving internal financial controls, the selection of accounting principles, and management reporting systems. Review written responses of management to "letter of comments and recommendations" from the independent accountants.

9. Discuss with Company management the scope and quality of internal accounting and financial reporting controls in effect.

10.      Apprise   the  Board  of   Directors,   through   minutes  and  special
         presentations as necessary, of significant developments in the course of performing the above duties.

11. Recommend to the Board of Directors any appropriate extensions or changes in the duties of the Committee.

12. Recommend to the Board of Directors the retention or nonretention of the independent accountants, and provide a written summary of the basis for the recommendations.

13. Annually, in conjunction with management, review and approve the budget of the internal audit function.

14. Annually approve the internal audit function as the internal auditors for all subsidiaries of the Company in order to comply with regulatory requirements.

|X|      PLEASE MARK VOTES                                              REVOCABLE PROXY
         AS IN THIS EXAMPLE                                   FIRST NATIONAL CORPORATION FXNC-BB

                    ANNUAL MEETING OF STOCKHOLDERS
                            April 3, 2001


     The undersigned hereby appoints the official proxy committee, consisting of Douglas C. Arthur, Byron A. Brill and W. Allen
Nicholls, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of First National Corporation that the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting"), to be held at the Travelodge, 160 Front Royal Pike, Winchester, VA on April 3,
2001 at 11:00 A.M. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

1. The approval of a proposed amendment to the Articles of Incorporation to create a classified Board of Directors with staggered three year terms.

    [  ] FOR                [  ] AGAINST                [  ] ABSTAIN


2. The election as directors of all nominees listed (except as marked to the contrary below):

    DIRECTORS:

    Douglas C. Arthur                  Charles E. Maddox, Jr.
    Noel M. Borden                     W. Allen Nicholls
    Byron A. Brill                     Henry L. Shirkey
    Elizabeth H. Cottrell              Alson H. Smith, Jr.
    James A. Davis                     Harry S. Smith
    Christopher E. French

    [  ] FOR                [  ] WITHHOLD               [  ] FOR ALL EXCEPT

    INSTRUCTION:  To withhold authority to vote for any individual nominee, mark
    "For All Except" and write that nominee's name in the space provided below.

    ----------------------------------------------------------------------------

    PLEASE MARK BOX IF YOU PLAN TO ATTEND THE MEETING     ->     [  ]


    THIS PROXY WILL BE VOTED AS DIRECTED,  BUT IF NO INSTRUCTIONS ARE SPECIFIED,
    THIS PROXY WILL BE VOTED  "FOR" THE  ELECTION OF ALL  DIRECTORS  AND FOR ANY
    PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL
    MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE PROXY COMMITTEE. AT
    THE PRESENT TIME,  THE BOARD OF DIRECTORS  KNOWS OF NO OTHER  BUSINESS TO BE
    PRESENTED AT THE ANNUAL MEETING.


               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.


                                            ------------------------------------
Please be sure to sign and date             Date
this Proxy in the box below.
------------------------------------------- ------------------------------------


-------- Shareholder sign above --------- Co-holder (if any) sign above --------

--------------------------------------------------------------------------------

    Detach above card, sign, date and mail in postage paid envelope provided.